Filed pursuant to rule 497 (e) under the Securities Act of 1933
                                     Registration Number 2-42379

             STRATTON MONTHLY DIVIDEND SHARES, INC.


                Supplement dated October 2, 1996
to the Prospectus & Statement of Additional Information dated June 1, 1996



Shareholders of record on October 2, 1996 will be asked to vote on a change in the Fund's policy on concentration of its investments. If approved by shareholders, the new concentration policy would read:

     "The Fund will invest at least 25% of its assets in Securities of Real Estate Investment Trusts and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services."